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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 21, 2004


                      ALLIED HEALTHCARE INTERNATIONAL INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)


          1-11570                                     13-3098275
 ------------------------                ------------------------------------
 (COMMISSION FILE NUMBER)                (IRS EMPLOYER IDENTIFICATION NUMBER)


                                    NEW YORK
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         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 750-0064
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

        On July 21, 2004, Allied Healthcare International Inc. issued a press release announcing that it had entered into a (pound)50 million credit facility. A copy of the press release is attached.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


        (c)    Exhibits

        99.1 Press release, dated July 21, 2004, of Allied Healthcare International Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 21, 2004

                                  ALLIED HEALTHCARE INTERNATIONAL INC.


                                  By: /s/ Charles Murphy
                                      ----------------------
                                      Name: Charles Murphy
                                      Title: Chief Financial Officer